UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2008

MEDICINOVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33185	33-0927979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 La Jolla Village Drive, Suite 950

San Diego, CA 92122

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 6, 2008, MediciNova, Inc. (the “Registrant”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Registrant’s stockholders approved an amendment to the Registrant’s Amended and Restated 2004 Stock Incentive Plan (the “2004 Plan”) to increase the authorized number of shares of Common Stock of the Registrant reserved for issuance under the 2004 Plan by 1,000,000 shares, or from 2,630,000 shares to 3,630,000 shares.

The foregoing description of the amendment to the 2004 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment which is filed as Exhibit 10.1 hereto, is incorporated herein by reference and constitutes a part of this report.

Item 8.01	Other Events.

At the Annual Meeting, the Registrant’s stockholders took the following actions:

First, the stockholders elected three Class I directors, Dr. Alan W. Dunton, Dr. Jeff Himawan and Mr. Hideki Nagao, to serve until the Annual Meeting of Stockholders in 2011 or until their successors are duly elected and qualified. As a result of the voting, 7,967,057 votes were cast in favor of electing Dr. Dunton and 484,651 votes were withheld; 7,967,057 votes were cast in favor of electing Dr. Himawan and 484,651 votes were withheld; and 7,975,519 votes were cast in favor of electing Mr. Nagao and 485,289 votes were withheld.

Second, the stockholders ratified the appointment of Ernst & Young LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2008. As a result of the voting, 8,222,523 votes were cast in favor; 17,755 votes were cast against; and 220,430 shares abstained from voting.

Third, the stockholders ratified the adoption of an amendment to the Registrant’s Restated Certificate of Incorporation to increase the authorized number of shares of the Registrant’s common stock by 10,000,000 shares. As a result of the voting, 7,858,526 votes were cast in favor; 340,784 votes were cast against; and 261,397 shares abstained from voting.

Fourth and lastly, the stockholders approved an amendment to the 2004 Plan to increase the authorized number of shares of the Registrant’s common stock that may be granted pursuant to the 2004 Plan by 1,000,000 shares. As a result of the voting, 6,343,262 votes were cast in favor; 366,858 votes were cast against; and 190,556 shares abstained from voting. In addition, there were 1,560,032 broker non-votes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1	Amendment to the MediciNova, Inc. Amended and Restated 2004 Stock Incentive Plan, dated June 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2008

MEDICINOVA, INC.

By:	/s/ Shintaro Asako
Shintaro Asako Chief Financial Officer

Exhibit No.	Description

10.1	Amendment to the MediciNova, Inc. Amended and Restated 2004 Stock Incentive Plan, dated June 6, 2008.